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                                                                   EXHIBITS 10.1


                        SENIOR SECURED PROMISSORY NOTE


$5,000,000                                                      December 2, 1997
                                                              New York, New York


            1.  Promise to Pay Principal.  For value received, Frontier
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Airlines, Inc., a corporation organized under the laws of the State of Colorado
(the "Payor"), hereby unconditionally promises to pay to the order of Wexford
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Management LLC, a Connecticut limited liability company, as Agent (the "Payee"),
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the principal sum of FIVE MILLION DOLLARS in a single installment payable on
December 15, 2001.

            2.  Interest.  The Payor hereby unconditionally promises to pay
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interest on the unpaid principal amount of this Promissory Note for the period from and including the date hereof to but excluding the date that the principal of this Promissory Note shall be paid in full, at a rate of 10% per annum. Notwithstanding the foregoing, the Payor hereby unconditionally promises to pay interest on any principal or interest payable under this Promissory Note that shall not be paid in full when due, for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate of 12% per annum. Accrued interest shall be payable quarterly in arrears on the last Business Day of each of March, June, September and December of each year commencing with the last Business Day of December, 1997 and upon the payment or prepayment of any principal owing under this Promissory Note (but only on the principal amount so paid or prepaid). Interest payable under this Promissory Note shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

            3.  Manner of Payment.  All payments of principal and interest
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under this Promissory Note shall be made in Dollars, in immediately available funds, to an account specified by the Payee, not later than 2:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). All amounts payable under this Promissory Note shall be paid free and clear of, and without reduction by reason of, any Tax, deduction, set-off or counter claim whatsoever. The Payee may at any time and from time to time on five (5) Business Days' notice to the Payor tender the unpaid principal amount of this Promissory Note (or any portion thereof) together with accrued interest hereon in payment of the exercise price of the warrants (the "Warrants") of the Payor on
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and subject to the terms and conditions of the Warrant Agreement (and prior to the execution and delivery thereof, the Warrant Certificate of the Payor issued this day to the Payee covering three million shares of common stock of the Payor).

            4.  Prepayments.  The Payor shall have the right to prepay all or
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any portion (in multiples of $500,000) of the principal amount owing under this
Promissory Note at any time or from time to time, provided that the Payor shall
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give the Payee five (5) Business Days' irrevocable notice of each such prepayment (and, upon the prepayment date specified in any such notice, the amount to be prepaid together with accrued interest thereon shall become due and payable under this Promissory Note).

            5.  Indemnity.  The Payor agrees to indemnify and hold Payee and
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each officer, director, employee, agent and member of Payee (each, an
"Indemnitee") harmless from and against, on an after-tax basis, all taxes, duties, levies, imposts, fees, charges and withholdings of any nature, present or future, now or hereafter imposed by any governmental authority or other authority asserting the power to tax (collectively, "Taxes") on an Indemnitee, Payor, the Security, this Promissory Note, the Warrants, the Security Agreement, the Warrant Agreement, the Registration Rights Agreement, the Letter Agreement (collectively, "Operative Documents") or the execution, delivery, filing or recording of any thereof, the payments made pursuant to any Operative Document or otherwise with respect to or by reason of the transactions contemplated by the Operative Documents, other than any such Taxes imposed on an Indemnitee that are net income, franchise, doing business or similar Taxes of such Indemnitee imposed by jurisdictions in which such Indemnitee is subject to such Taxes by reason of being organized in or conducting activities in such jurisdiction (other than (in the case of any such Taxes other than net income taxes) any such activities which are directly related to the making and performance of this Promissory Note, the Security Agreement and the other Operative Documents).

            6.  Security.  The principal of and interest on this Promissory
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Note and all other amounts payable hereunder are secured by the Security under, as defined in, and on the terms and conditions of, the Security Agreement, and this Promissory Note is entitled to the benefit of the Security Agreement. Without limiting the generality of the foregoing, this Promissory Note may be accelerated, and the principal of and interest on the loan evidenced hereby and all other sums payable hereunder declared (or deemed declared) immediately due and payable on the terms and conditions specified in the Security Agreement whereupon the Payor shall pay the same and the Payee may exercise any and all remedies provided therein or otherwise available to a secured creditor under applicable law.

            7.  Representations and Warranties.  The Payor hereby represents
                ------------------------------
and warrants to the Payee as follows:

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          (a)  Corporate Existence.  The Payor is a corporation duly organized
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and validly existing under the laws of the State of Colorado, has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted and is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Payor.

          (b)  No Breach.  None of the execution and delivery of the Security
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Agreement, this Promissory Note, the Warrants, the consummation of the transactions contemplated by the Operative Documents and compliance with the terms and provisions hereof and thereof will (a) conflict with or result in a breach of the articles of incorporation or by-laws of the Payor, or (b) conflict with or result in a material breach of or require any consent under any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Payor is a party or by which the Payor is bound or to which the Payor is subject, or constitute a material default under, or result in the creation of any Lien under (other than as contemplated by the Security Agreement), any such agreement or instrument.

          (c)  Action; Execution and Delivery; Enforceability. The Payor has all
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necessary corporate power and authority to execute, deliver and perform its obligations under this Promissory Note, the Warrants, the Security Agreement and each other Operative Document, and execute, deliver and perform its obligations under this Promissory Note, the Warrants, the Security Agreement and each other Operative Document; the execution, delivery and performance by the Payor of this Promissory Note, the Warrants, the Security Agreement and each other Operative Document have been duly authorized by all necessary corporate action on its part; and the Security Agreement, this Promissory Note and the Warrants issued this day have each been duly and validly executed and delivered by the Payor and constitutes its legal, valid and binding obligation, enforceable against the Payor in accordance with its terms.

          (d)  Approvals.  No authorizations, approvals or consents of, and no
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filings or registrations with, any governmental or regulatory authority or agency are necessary for the borrowing of the loan evidenced by, and the execution, delivery or performance by the Payor of, this Promissory Note, the Warrants, the Security Agreement or any other Operative Document or for the validity or enforceability thereof or hereof other than the filing of uniform commercial code financing statements and recording of security documents to the extent any of the collateral security constitutes fixtures or an interest in real property to perfect the security interest created under the Security Agreement and the filing of a registration statement

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with the U.S. Securities and Exchange Commission pursuant to the terms of the
Registration Rights Agreement.

          (e)  Financial Statements.  The Payor has heretofore delivered to
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Wexford true and correct copies of its balance sheet and the related statements of operations and cash flows (which statements are audited and include the opinion thereon of KPMG Peat Marwick LLP) for the fiscal year ended March 31, 1997 and the unaudited balance sheet and related statements of operations and cash flows of the Payor as of September 30, 1997. All such financial statements present fairly, in all material respects, the financial condition of the Payor, as at said dates and the results of its operations for the fiscal year and 6-month period ended on said dates (subject, in the case of such financial statements as of September 30, 1997, to normal year-end audit adjustments), all in accordance with GAAP (except in the case of any unaudited statement and summary, which are without footnotes and any cash flow statement) applied on a consistent basis. There has been no material adverse change with respect to the financial condition of the Payor since September 30, 1997.

            8.  Fees and Expenses.  The Payor agrees to pay or reimburse the
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Payee for paying:  (a) all costs and expenses of the Payee (including, without limitation, reasonable counsels' fees and expenses) in connection with (i) the preparation, negotiation, execution and delivery of this Promissory Note, the Security Agreement and the other Operative Documents and the transactions contemplated thereby up to a maximum amount of $100,000 and (ii) any default by the Payor under the Promissory Note and any enforcement or collection proceedings resulting therefrom; and (b) upon the execution and delivery of this Promissory Note, a transaction fee in the amount of $100,000.

            9.  Waiver.  No failure on the part of the Payee to exercise and
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no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Promissory Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Promissory Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein and in the Security Agreement are cumulative and not exclusive of any remedies provided by law.

            10.  Notices.  All notices and other communications in respect of
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this Promissory Note or the other Operative Documents (including, without limitation, any modifications of, or requests, waivers or consents under, this Promissory Note or the other Operative Documents) shall be given or made in writing (including, without limitation, by telecopy) (a) in the case of the Payor, at the "Address for Notices" specified below its name on the signature pages hereof and (b) in the case of the Payee, to Wexford Management LLC, 411 West Putnam Avenue, Greenwich, Connecticut 06830, Attn: Joseph Jacobs, President, fax number: 203-863-7320, and Arthur Amron, General Counsel, fax number: 203-862-7312, or at such other address for such purpose as shall

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have been most recently specified to the Payor by the Payee; or, as to either the Payor or the Payee, at such other address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Promissory Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            11.  Amendments; Successors; Assignments.  This Promissory Note
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may not be amended except by an instrument in writing signed by each of the
Payor and the Payee. This Promissory Note shall be binding upon and inure to the benefit of the Payor and the Payee and their respective successors and permitted assigns. The Payor shall not assign any of its rights or obligations under this Promissory Note without the prior consent of the Payee. The Payee may at any time and from time to time, without the consent of the Payor, assign its rights under this Promissory Note to one or more Persons, and, upon the Payee giving notice of such assignment to the Payor specifying the interest hereunder being assigned and the Person to which such interest is being assigned, each reference herein to the Payee shall (solely in respect of the interest so assigned) constitute a reference to such assignee (as if such assignee were named herein) rather than the Payee provided that any such assignment to a Person not affiliated with Payee or to a fund not managed by Payee shall be in a minimum amount of U.S. $1,000,000 (or if less, the then unpaid principal amount of this Promissory Note) provided that such assignment does not violate applicable securities laws. The Payee shall be entitled to have this Promissory Note subdivided, by exchange of this Promissory Note for promissory notes of lesser denominations or otherwise, to the extent necessary to reflect any such assignment provided that such subdivision does not violate applicable securities laws.

            12.  Governing Law; Submission to Jurisdiction; Venue.  This
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Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York. The Payor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County for the purposes of all legal proceedings arising out of or relating to this Promissory Note, the Warrants, the Security Agreement and the other Operative Documents or the transactions contemplated hereby. The Payor irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE PAYOR AND THE PAYEE, BY ITS ACCEPTANCE OF THE BENEFITS OF THIS PROMISSORY NOTE, HEREBY IRREVOCABLY WAIVES,
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE, THE WARRANTS, THE SECURITY

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AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED
HEREBY.

            13.  Definitions.  As used herein, the following terms shall have
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the following respective meanings:

          "Business Day" shall mean any day on which commercial banks are not
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authorized or required to close in New York City.

          "Dollars" and "$" shall mean lawful money of the United States of
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America.

          "Indemnitee" has the meaning specified in Paragraph 5 of this
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Promissory Note.

          "Letter Agreement" means the Letter Agreement of even date herewith
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between the Payor and the Payee relating to the transactions contemplated by the
Warrant Agreement and the Registration Rights Agreement.

          "Lien" shall mean, with respect to any Property, any mortgage, lien,
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pledge, charge, security interest or encumbrance of any kind in respect of such
Property.

          "Operative Documents" has the meaning specified in Paragraph 5 of this
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Promissory Note.

          "Person" shall mean any corporation, partnership, limited liability
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company, association, individual or other juridical entity.

          "Property" shall mean any right or interest in or to property of any
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kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Registration Rights Agreement" has the meaning specified in the
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Security Agreement.

          "Security" has the meaning specified in the Security Agreement.
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          "Security Agreement" shall mean the General Security Agreement dated
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as of the date hereof between the Payor and the Payee.

          "Taxes" has the meaning specified in Paragraph 5 of this Promissory
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Note.

          "Warrant Agreement" has the meaning specified in the Letter Agreement.
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          "Warrant(s)" has the meaning specified in Paragraph 3 of this
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Promissory Note.

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     In Witness whereof the Payor has executed and delivered this Promissory
Note to the Payee at the place and on the date set forth above.


                                                FRONTIER AIRLINES, INC.



                                                By______________________________
                                                Name:   Samuel D. Addoms
                                                Title:  President

                                                Address for Notices:
                                                -------------------

                                                12015 East 46th Avenue
                                                Denver, CO  80239
                                                Attention:  Arthur T. Voss
                                                     General Counsel

                                                Telephone No.:   303-371-7400
                                                Telecopier No.:  303-371-9669

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